Exhibit 10(e)

CLECO POWER LLC

401(k) SAVINGS AND INVESTMENT PLAN

STOCK TRUST AGREEMENT

 AMENDMENT NUMBER 3

WHEREAS, Cleco Power LLC ("Cleco") maintains the Cleco Power LLC 401(k) Savings and Investment Plan, as that plan has been amended from time to time (the "Plan"); and

WHEREAS, in connection with the Plan, Cleco maintains the Cleco Power LLC 401(k) Savings and Investment Plan Stock Trust Agreement (the "Trust"), which Trust was most recently amended and restated effective as of August 1, 1997; and

WHEREAS, the Board of Managers of Cleco has the authority to amend the Trust, pursuant to Articles TWELFTH and THIRTEENTH thereof; and

WHEREAS, in connection with the amendment and restatement of the Plan effective as of October 1, 2005, the Board of Managers of Cleco desires to clarify the Trustee's investment powers.

NOW, THEREFORE, effective as of October 1, 2005, the first sentence of the fifth paragraph of Article SECOND of the Trust is amended to read as follows:

Except, in the event of a tender or exchange offer as hereinafter provided, or in the case of fractional shares received in any dividend, stock split or other recapitalization or as necessary to make any distribution from the Trust Fund, payment from the Trust Fund, or investment changes in the Trust Fund directed by the Plan Administrator, Company, or Committee, or unless expressly prohibited by ERISA, the Trustee shall have no power or duty to sell, tender, exchange or otherwise dispose of any of the Company's common stock held in the Trust Fund, hereinafter referred to as the "Company Stock Fund".

Cleco Power LLC 401(k) Savings and Investment Plan Stock Trust Agreement
Amendment No. 3	Page 1 of 2

THIS AMENDMENT may have been executed in multiple counterparts, each of which shall has been deemed an original.

WITNESSES Signature: /s/ M. Todd Smith Print Name: M. Todd Smith Signature: /s/ Patti H. Williams Print Name: Patti H. Williams	CLECO POWER LLC By: /s/ G.W. Bausewine Print Name: George W. Bausewine Its: Sr. Vice President - Corporate Services Date: 8-2-05
REVIEWED AND ACCEPTED by JPMorgan Chase Bank, appointed as the Trustee under the Trust.
WITNESSES Signature: /s/ Lisa E. Glenn Print Name: Lisa E. Glenn Signature: /s/ Angela Ma Print Name: Angela Ma	JPMORGAN CHASE BANK By: /s/ James K. Bartley Print Name: James K. Bartley Its: Vice President Date: 10/6/05

Cleco Power LLC 401(k) Savings and Investment Plan Stock Trust Agreement
Amendment No. 3	Page 2 of 2